                                                                    Exhibit 99.1

      W. R. BERKLEY CORPORATION                          NEWS
      475 STEAMBOAT ROAD                                 RELEASE
      GREENWICH, CONNECTICUT 06830
      (203) 629-3000


FOR IMMEDIATE RELEASE                           CONTACT: Eugene G. Ballard
                                                         Chief Financial Officer
                                                         (203)629-3000


            W. R. BERKLEY CORPORATION REPORTS THIRD QUARTER EARNINGS


         GREENWICH, CT, OCTOBER 26, 2004 -- W. R. BERKLEY CORPORATION (NYSE:
BER) today reported net income for the third quarter of 2004 of $97 million, or $1.10 per share, a 27% increase from $76 million, or $0.87 per share, a year ago. Third quarter 2004 net operating income increased 27% to $94 million, or $1.06 per share, compared with $74 million, or $0.84 per share, for the third quarter of 2003. Net operating income is a non-GAAP financial measure defined by the Company as net income excluding realized investment gains and the effects of changes in accounting principles.

                             Summary Financial Data
                     (Amounts in thousands, except per share data)


                                                    Third Quarter                          Nine Months
                                                    -------------                          -----------
                                              2004                 2003              2004               2003
                                              ----                 ----              ----               ----

Gross premiums written                    $ 1,173,715         $ 1,106,280       $ 3,521,135        $ 3,180,248
Net premiums written                        1,058,580             939,677         3,161,459          2,707,193

Net income                                     97,072              76,469           321,984            244,012
Net income per diluted share                     1.10                0.87              3.64               2.79

Net operating income                           93,925              74,037           293,816            204,426
Net operating income per diluted share    $      1.06         $      0.84       $      3.33        $      2.34

W. R. Berkley Corporation                                                 Page 2

      Third quarter highlights included:

    - Net premiums written rose to $1.059 billion, an increase of 13% from the comparable quarter of 2003.

    - Pre-tax losses attributable to Hurricanes Charley, Frances, Ivan and Jeanne were $32 million.

    - The GAAP combined ratio was 91.9% compared with 91.7% in the prior year period.

    - The paid loss ratio decreased to 30.0% from 36.2% in the prior year quarter.

    -   Investment income increased 39% to $72 million.

    - Cash flow from operations increased 8% to $465 million compared with $429 million in the year-earlier period.


      Commenting on the Company's performance, William R. Berkley, chairman and chief executive officer, said: "The Company achieved record third quarter operating results in spite of the unusually high level of storms and resulting decline in the industry's profitability. Prices are generally increasing at a level above loss cost inflation, and in most areas of the business our returns continue to be comfortably above our targets.

      "Our paid loss ratio declined to 30% in the third quarter, the seventh consecutive quarterly reduction, and our cash flow was at an all-time high. Although our ability to increase prices is becoming a greater challenge, we expect to continue to deliver outstanding returns for the foreseeable future," Mr. Berkley concluded.

W. R. Berkley Corporation                                                 Page 3

      Founded in 1967, W. R. Berkley Corporation is an insurance holding company that operates in five segments of the property casualty insurance business: specialty insurance, regional property casualty insurance, alternative markets, reinsurance and international.


      This is a "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including statements related to our outlook for the industry and for our performance for the year 2004 and beyond, are based upon the Company's historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. They are subject to various risks and uncertainties, including but not limited to, the cyclical nature of the property casualty industry, the long-tail and potentially volatile nature of the reinsurance business, product demand and pricing, claims development and the process of estimating reserves, the uncertain nature of damage theories and loss amounts, increases in the level of our retention, natural and man-made catastrophic losses, including as a result of terrorist activities, the impact of competition, the availability of reinsurance, the ability of our reinsurers to pay reinsurance recoverables owed to us, investment risks, including those relating to fixed income securities, merger arbitrage investments, and other equity securities, exchange rate and political risks relating to our international operations, legislative and regulatory developments, changes in the ratings assigned to us by ratings agencies, the availability of dividends from our insurance company subsidiaries, our ability to successfully acquire and integrate companies and invest in new insurance ventures, our ability to attract and retain qualified employees, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. These risks could cause actual results of the industry or our actual results for the year 2004 and beyond to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company. Any projections of growth in the Company's net premiums written and management fees would not necessarily result in commensurate levels of underwriting and operating profits. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

                                      # # #

W. R. Berkley Corporation                                                 Page 4

                         Consolidated Financial Summary
                  (Amounts in thousands, except per share data)

                                                                    Third Quarter                        Nine Months
                                                                    -------------                        -----------
                                                               2004               2003              2004             2003
                                                               ----               ----              ----             ----
Revenues:
   Net premiums written                                    $  1,058,580       $  939,677       $ 3,161,459    $  2,707,193
   Change in unearned premiums                                  (24,500)        (104,097)         (171,464)       (365,019)
                                                              ----------        ---------        ----------      ----------
        Premiums earned                                       1,034,080          835,580         2,989,995       2,342,174
   Net investment income                                         71,722           51,678           209,009         153,859
   Service fees                                                  28,020           25,475            83,966          76,854
   Realized investment gains                                      4,792            3,423            44,559          60,506
   Other income                                                     922              226             1,466           1,359
                                                              ---------         --------         ---------       ---------
        Total revenues                                        1,139,536          916,382         3,328,995       2,634,752
                                                              ---------         --------         ---------       ---------
Expenses:
   Losses and loss expenses                                     674,534          533,201         1,901,617       1,491,244
   Other operating expenses                                     309,392          261,281           911,646         750,294
   Interest expense                                              16,707           13,825            48,232          39,193
                                                              ---------         --------         ---------       ---------
        Total expenses                                        1,000,633          808,307         2,861,495       2,280,731
                                                              ---------         --------         ---------       ---------
        Income before income taxes
          and minority interest                                 138,903          108,075           467,500         354,021

Income tax expense                                              (40,645)         (30,744)         (142,837)       (107,960)
Minority interest                                                (1,186)            (862)           (1,952)         (2,049)
                                                              ----------        ---------        ----------      ----------
Net income before change in accounting
   principle                                                     97,072           76,469           322,711         244,012

Cumulative effect of change in accounting
   principle, net of taxes                                         -                  -               (727)            -
                                                              ---------         --------         ---------       ---------
   Net income                                              $     97,072       $   76,469       $   321,984      $  244,012
                                                              =========         ========         =========       =========

Net income per share:
   Basic                                                   $       1.15       $     0.92       $      3.84      $     2.94
   Diluted                                                 $       1.10       $     0.87       $      3.64      $     2.79

Average shares outstanding:
   Basic                                                         84,079           83,183            83,883          83,025
   Diluted                                                       88,174           87,923            88,373          87,468

W. R. Berkley Corporation                                                 Page 5

                          Operating Results by Segment
                    (Amounts in thousands, except ratios (1))

                                                              Third Quarter                         Nine Months
                                                              -------------                         -----------
                                                         2004               2003               2004             2003
                                                         ----               ----               ----             ----
Specialty (2):
  Gross premiums written                            $   416,458       $   386,785        $   1,194,122      $   1,057,027
  Net premiums written                                  389,997           350,278            1,124,666            958,062
  Premiums earned                                       377,046           297,574            1,077,335            810,534
  Pre-tax income                                         74,123            47,595              214,075            150,892
  Loss ratio                                               62.2%             65.8%                61.9%              63.1%
  Expense ratio                                            24.9%             24.4%                25.2%              24.5%
  GAAP combined ratio                                      87.1%             90.2%                87.1%              87.6%

Regional (2):
  Gross premiums written                            $   320,640       $   282,133        $     988,657       $    871,962
  Net premiums written                                  276,488           231,951              855,032            707,930
  Premiums earned                                       274,520           222,389              786,487            634,683
  Pre-tax income                                         41,581            40,905              124,780            107,171
  Loss ratio                                               57.8%             54.2%                57.2%              56.7%
  Expense ratio                                            31.1%             32.3%                31.0%              31.6%
  GAAP combined ratio                                      88.9%             86.5%                88.2%              88.3%

Alternative Markets (2):
  Gross premiums written                            $   177,691       $   157,400        $     557,431       $    429,077
  Net premiums written                                  159,886           127,688              484,853            355,593
  Premiums earned                                       149,166           101,660              424,941            290,916
  Pre-tax income                                         31,447            18,689               95,956             63,053
  Loss ratio                                               71.6%             70.5%                70.4%              68.7%
  Expense ratio                                            22.0%             25.4%                21.4%              24.8%
  GAAP combined ratio                                      93.6%             95.9%                91.8%              93.5%

Reinsurance (2):
  Gross premiums written                            $   239,237       $   262,411        $     721,058       $    768,165
  Net premiums written                                  214,005           213,189              642,388            635,065
  Premiums earned                                       215,728           198,145              648,243            557,254
  Pre-tax income                                         13,458            17,154               64,895             37,328
  Loss ratio                                               76.3%             69.2%                70.6%              70.8%
  Expense ratio                                            26.2%             28.5%                28.0%              29.5%
  GAAP combined ratio                                     102.5%             97.7%                98.6%             100.3%

International:
  Gross premiums written                            $    19,689        $   17,551         $     59,867        $    54,017
  Net premiums written                                   18,204            16,571               54,520             50,543
  Premiums earned                                        17,620            15,812               52,989             48,787
  Pre-tax income                                          1,994             1,887                4,251              4,889
  Loss ratio                                               56.5%             51.6%                53.1%              52.2%
  Expense ratio                                            41.7%             39.2%                40.8%              42.1%
  GAAP combined ratio                                      98.2%             90.8%                93.9%              94.3%

                                                                     (Continued)

W. R. Berkley Corporation                                                 Page 6
                    Operating Results by Segment (continued)
                    (Amounts in thousands, except ratios (1))

                                                                Third Quarter                        Nine Months
                                                                -------------                        -----------
                                                           2004               2003              2004             2003
                                                           ----               ----              ----             ----
Corporate and Eliminations:
  Realized investment gains                          $     4,792        $     3,423       $      44,559       $     60,506
  Interest and other, net                                (28,492)           (21,578)            (81,016)           (69,818)
  Pre-tax loss                                           (23,700)           (18,155)            (36,457)            (9,312)

Total (2):
  Gross premiums written                             $ 1,173,715        $ 1,106,280       $   3,521,135       $  3,180,248
  Net premiums written                                 1,058,580            939,677           3,161,459          2,707,193
  Premiums earned                                      1,034,080            835,580           2,989,995          2,342,174
  Pre-tax income                                         138,903            108,075             467,500            354,021
  Loss ratio                                                65.2%              63.8%               63.6%              63.7%
  Expense ratio                                             26.7%              27.9%               27.1%              28.0%
  GAAP combined ratio                                       91.9%              91.7%               90.7%              91.7%

----------
(1) Loss ratio is losses and loss expenses incurred expressed as a percentage of premiums earned. Expense ratio is underwriting expenses expressed as a percentage of premiums earned. Underwriting expenses do not include expenses related to insurance services or unallocated corporate expenses. Combined ratio is the sum of loss ratio and expense ratio.

(2) Weather-related losses, including losses attributable to Hurricanes Charley, Frances, Ivan and Jeanne, were $40 million in the third quarter of 2004 compared to weather-related losses of $14 million in the third quarter of 2003. For the first nine months of 2004, weather-related losses were $58 million compared to $35 million in the corresponding 2003 period.

W. R. Berkley Corporation                                                 Page 7

                            Supplemental Information
                 (Amounts in thousands, except per share data)

                                                                             Third Quarter                      Nine Months
                                                                             -------------                      -----------
Reconciliation of net operating
  income to net income:                                                 2004               2003            2004             2003
                                                                        ----               ----            ----             ----
Net operating income (1)                                              $  93,925          74,037      $   293,816          $ 204,426
Realized investment gains, net of taxes                                   3,147           2,432           28,895             39,586
Cumulative effect of change
  in accounting principle                                                  -                -               (727)               -
                                                                       --------         --------       ---------            -------
     Net income                                                       $  97,072          76,469      $   321,984          $ 244,012
                                                                       ========         ========       =========            =======
Return on equity (2)                                                       23.1%           22.9%            25.5%              24.4%

Cash flow from operations                                             $ 464,520      $  428,613      $ 1,133,978          $ 975,640

Cash flow from operations before cash transfers
  to/from trading account (3)                                         $ 487,520      $  428,613      $ 1,206,978          $ 975,640


                                                                                              September 30,   December 31,
                                                                                              -------------   ------------
               Selected balance sheet information                                                 2004            2003
                                                                                                  ----            ----
Total investments (4)                                                                      $    7,838,682  $    6,480,713
Total assets                                                                                   11,059,645       9,334,685
Reserves for losses and loss expenses                                                           5,163,129       4,192,091
Debt                                                                                              807,896         659,208
Junior subordinated debentures                                                                    208,274         193,336
Stockholders' equity (5)                                                                        1,976,070       1,682,562
Shares outstanding                                                                                 84,129          83,538
Stockholders' equity per share                                                                      23.49           20.14

----------
(1) Net operating income is a non-GAAP financial measure defined by the Company as net income excluding realized investment gains and the effects of changes in accounting principles. Management believes that excluding realized investment gains, which result primarily from changes in general economic conditions, and the effects of changes in accounting principle provides a useful indicator of trends in the Company's underlying operations.

(2) Return on equity represents net income expressed on an annualized basis as a percentage of beginning of year stockholders' equity.

(3) Cash flow from operations before cash transfers to/from trading account is a non-GAAP financial measure that excludes cash contributions to and withdrawals from the arbitrage trading account. Management believes that cash transfers to/from the arbitrage trading account are the result of changes in investment allocations and that excluding such transfers provides a useful measure of the Company's cash flow.

(4) Investments include accounts receivable from brokers and clearing organizations and securities sold but not yet purchased.

(5) Stockholders' equity includes after-tax unrealized gains from investments and foreign exchange of $97 million and $120 million as of September 30, 2004 and December 31, 2003, respectively.